Geographic information	12 Months Ended
Dec. 31, 2023
Geographic information
Geographic Information

21. Geographic information

The Company generates revenue from its SFD® survey system that enables the clients to focus their exploration decisions concerning land commitments, data acquisition expenditures and prospect prioritization on areas with the greatest potential. NXT conducts all of its survey operations from its head office in Canada, and occasionally maintains administrative offices in foreign locations if and when needed. Revenue fluctuations are a normal part of SFD® survey system sales and can vary significantly year-over-year.

Revenues for the years ended December 31, 2023 and 2021 were generated solely from the Hydrocarbon Right and only one customer in each year, but not the same customer between years. There were no revenues attributable to the Geothermal Right since its acquisition in 2021.

	2023	2022	2021
International	$2,145,716	$-	$3,134,250
Other	-	-	-
	2,145,716	-	3,134,250